Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
031162BA7


Issuer
AMGEN INC


Underwriters
Goldman Sachs, Merrill Lynch, Morgan Stanley,
Barclays, Citigroup, Credit Suisse, DBSI, JP
Morgan, Mitsubishi UFJ, RBS Greenwich Capital,
Sumitomo Bank, UBS


Years of continuous operation, including predecessors
> 3 years


Security
AMGN 6.4% 2/1/2039


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/13/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.533


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
A3/A+


Current yield
6.43%


Benchmark vs Spread (basis points)
345 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Core Plus Income Fund
DWS
2,000,000.00
 $
1,990,660
0.20%



Total

2,000,000
 $
1,990,660
0.20%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple
sales of a security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
03523TAB4


Issuer
ANHEUSER-BUSCH INBEV


Underwriters
BoA, Barclays, DBSI, JP Morgan, Mitsubishi UFJ,
Mizuho Securities, RBS Greenwich Capital, Scotia
Capital, Rabo Securities, Santander, TD Securities


Years of continuous operation, including predecessors
> 3 years


Security
ABIBB 7.75% 1/15/2019


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Barclays


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/7/2009


Total amount of offering sold to QIBs
2,500,000,000


Total amount of any concurrent public offering
0


Total
2,500,000,000


Public offering price
99.923


Price paid if other than public offering price
 N/A


Rating
Baa2/BBB+


Current yield
7.76%


Benchmark vs Spread (basis points)
525 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Core Plus Income Fund
DWS
4,000,000.00
 $                 3,996,920
0.16%



Total

4,000,000
 $                 3,996,920
0.16%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



















Security Information






Security Purchased

CUSIP
111013AH1

Issuer
BRITISH SKY BROADCASTING

Underwriters
Barclays Capital, BNP Paribas, Deutsche Bank
Securities Inc, JP Morgan

Years of continuous operation, including predecessors
> 3 years

Security
BSY 9.5% 11/15/18

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/17/2008

Total amount of offering sold to QIBs
600,000,000

Total amount of any concurrent public offering
0

Total
600,000,000

Public offering price
99.834

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.25%

Rating
Baa2/BBB

Current yield
9.52%

Benchmark vs Spread (basis points)
588bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Balanced VIP
DWS
500,000.00
 $                   499,170
0.08%

DWS Balanced Fund
DWS
1,500,000.00
 $                 1,497,510
0.25%

DWS Core Fixed Income Fund
DWS
6,000,000.00
 $                 5,990,040
1.00%

DWS Core Plus Income Fund
DWS
1,555,000.00
 $                 1,552,419
0.26%

DWS Bond VIP
DWS
590,000.00
 $                   589,021
0.10%

DWS Core Fixed Income VIP
DWS
605,000.00
 $                   603,996
0.10%

Total

10,750,000
 $               10,732,155
1.79%







^The Security and Fund Performance
is calculated
based on information
provided by State Street Bank.


*If a Fund executed multiple sales
of a security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.






Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
126408GQ0


Issuer
CSX CORP


Underwriters
Credit Suisse, JP Morgan, UBS, Barclays,
Citigroup, DBSI, Morgan Stanley, Bank of Tokyo
Mitsubishi, Mizuho Securities, Scotia Capital


Years of continuous operation, including predecessors
> 3 years


Security
CSX 7.375% 2/1/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/14/2009


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
99.361


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.66%


Rating
Baa3/BBB-


Current yield
7.42%


Benchmark vs Spread (basis points)
525 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Core Plus Income Fund
DWS
8,000,000.00
 $                 7,948,880
1.60%



Total

8,000,000
 $                 7,948,880
1.60%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information






Security Purchased

CUSIP
459200GN52

Issuer
IBM CORPORATION

Underwriters
Banc of America Securities, Barclays Capital,
Credit Suisse, Deutsche Bank Securities, BNP
Paribas, HSBC Securities, Mitsubishi UFJ
Securities, Mizuho Securities USA, Morgan
Stanley, UBS Securities LLC

Years of continuous operation, including predecessors
> 3 years

Security
IBM 6.5% 10/15/13

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Banc of America Securities

Firm commitment underwriting?
Yes

Trade date/Date of Offering
10/9/2008

Total amount of offering sold to QIBs
1,400,000,000

Total amount of any concurrent public offering
0

Total
1,400,000,000

Public offering price
99.650

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.25%

Rating
A1/A+

Current yield
6.52%

Benchmark vs Spread (basis points)
388bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Core Fixed Income
DWS
3,985,880.00
 $                 3,971,929
0.28%

DWS Core Plus Income (US)
DWS
1,195,764.00
 $                 1,191,579
0.09%

DWS Bond VIP
DWS
398,588.00
 $                   397,193
0.03%

Total

5,580,232
 $                 5,560,701
0.40%







^The Security and Fund Performance is
calculated
based on information
provided by State Street Bank.


*If a Fund executed multiple
sales of a security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.












Security Information






Security Purchased

CUSIP
89352HAF6

Issuer
TRANS-CANADA Pipelines

Underwriters
Citigroup, JP Morgan, DBSI, HSBC, Lazard
Capital Markets, Mizuho Securities USA, SG
Americas Securities

Years of continuous operation, including predecessors
> 3 years

Security
TRP 6.5% 08/15/18

Is the affiliate a manager or co-manager of offering?
Co-manager

Name of underwriter or dealer from which purchased
Citigroup/JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
8/6/2008

Total amount of offering sold to QIBs
75,000,000

Total amount of any concurrent public offering
0

Total
75,000,000

Public offering price
99.93

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.65%

Rating
A3e/A-e

Current yield
6.51%

Benchmark vs Spread (basis points)
245 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Core Plus Income Fund
DWS
1,220,000
 $                 1,219,097
1.63%

DWS Bond VIP
DWS
920,000
 $                   919,319
1.23%

Total

2,140,000
 $                 2,138,416
2.85%







^The Security and Fund Performance
is calculated
based on information provided by
State Street Bank.


*If a Fund executed multiple sales
of a security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.